UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2020
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE,	SAN JOSE,	CA	95002
(Address of principal executive offices)			(Zip code)

(650)	687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On July 11, 2020, Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”), entered into a definitive Agreement and Plan of Merger, dated as of July 11, 2020 (the “Merger Agreement”), by and among HPE, Santorini Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of HPE (“Merger Sub”), Silver Peak Systems, Inc., a Delaware corporation (“Silver Peak”), and certain other parties thereto. The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Silver Peak (the “Merger”), with Silver Peak surviving the Merger and becoming a wholly owned subsidiary of HPE (the “Surviving Corporation”).

Pursuant to and subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common and preferred stock, par value $0.0005 per share, of Silver Peak (“Silver Peak Capital Stock”) (excluding any dissenting shares or shares of Silver Peak Capital Stock that are owned by Silver Peak as treasury stock), each vested Silver Peak option (other than certain vested Silver Peak options that will be subjected to new vesting conditions (“Holdback Options”)) and each Silver Peak warrant, in each case, issued and outstanding immediately prior to the Effective Time, shall be extinguished and cancelled and automatically converted into a right to receive a portion of the Total Consideration as defined in the Merger Agreement. The Total Consideration is approximately $925 million and is adjusted on a customary cash-free and debt-free basis. Additionally, any unvested, unexpired and unexercised Silver Peak options held by a Continuing Employee (excluding performance-based options, which will not vest and will be forfeited pursuant to their terms as a result of the Merger), Holdback Options and certain restricted stock units to be granted to recently or newly hired employees, will, at the Effective Time, automatically convert into and become options and restricted stock unit with respect to HPE common stock, respectively. HPE has also coordinated for Silver Peak to issue certain restricted stock units prior to the Effective Time under Silver Peak’s equity plan (the “Retention RSUs”). At the Effective Time, and subject to the terms and conditions in the Merger Agreement, each Retention RSU held by a Continuing Employee, as defined in the Merger Agreement, shall generally be converted into and became a restricted stock unit with respect to HPE common stock subject to vesting requirements over a three-year period.

Pursuant to and subject to the terms and conditions of the Merger Agreement, Silver Peak has agreed to various customary covenants and agreements, including, among other things, (i) to carry on its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger; (ii) not to withhold or withdraw the recommendation of the board of directors of Silver Peak that its stockholders vote or deliver consents in favor of the Merger Agreement and the Merger; (iii) not to solicit alternative acquisition proposals; and (iv) to use its reasonable best efforts to consummate the Merger. The Merger Agreement also contains customary representations, warranties and covenants of each of Silver Peak, HPE and Merger Sub.

The obligations of HPE and Merger Sub, on the one hand, and Silver Peak, on the other hand, to effect the Merger are subject to the satisfaction or waiver of certain conditions, including: (i) the approval of the Merger Agreement and the Merger by Silver Peak’s stockholders; (ii) the absence of injunctions or other legal restraints preventing the consummation of the Merger; (iii) the expiration or termination of the relevant waiting period under the Hart-Scott-Rodino Act and the Austrian Cartel Act; (iv) the accuracy of the other party’s representations and warranties, subject to specified materiality qualifications; (v) compliance by the other party with its covenants in the Merger Agreement in all material respects; and (vi) in the case of the obligations of HPE and Merger Sub to effect the Merger, the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to Silver Peak. The Merger Agreement also contains customary indemnification provisions and provides that $75 million of the Total Consideration will be held in escrow as partial security for the benefit of HPE (on behalf of itself or any other Indemnified Person, as defined in the Merger Agreement) with respect to the indemnification obligations of the Converting Holders (as defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights for both HPE and Silver Peak, including, among others, permitting the Merger Agreement to be terminated by either HPE or Silver Peak upon the failure of the Closing to have occurred on or before the date that is 180 days following the date of the Merger Agreement, subject to extension by either HPE or Silver Peak for up to 90 days if all of the conditions to the Merger, other than the conditions relating to regulatory approvals, have been satisfied as of that date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about HPE, Silver Peak or Merger Sub. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing those matters as facts; and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by HPE or Silver Peak. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about HPE and its subsidiaries that HPE includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure.
On July 13, 2020, HPE issued a press release announcing its entry into the Merger Agreement. Also on July 13, 2020, HPE made available an investor presentation regarding the proposed transaction. Copies of the press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the Merger and the other transactions contemplated by the Merger Agreement; the expected timing of the completion of the Merger; the ability of HPE, Merger Sub and Silver Peak to complete the Merger considering the various conditions to the Merger, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the Merger may not be timely completed, if at all; that, prior to the completion of the transaction, Silver Peak’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HPE’s SEC reports, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2019 and subsequent reports on Form 10-Q and that are otherwise described or updated from time to time in other filings with the SEC. HPE assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 11, 2020 , by and among Hewlett Packard Enterprise Company, Silver Peak Systems, Inc., Santorini Merger Sub, Inc., and certain other parties thereto.

99.1	Press Release of Hewlett Packard Enterprise Company, dated July 13, 2020.

99.2	Investor Presentation of Hewlett Packard Enterprise Company, dated July 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: July 13, 2020	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Assistant Secretary